Exhibit 99.1

Contact Information:

Investors:

Weight Watchers International, Inc. Sarika Sahni Investor Relations (212) 589-2751	Brainerd Communicators, Inc. Corey Kinger (212) 986-6667

FOR IMMEDIATE RELEASE

WEIGHT WATCHERS ANNOUNCES FOURTH QUARTER AND

FULL YEAR 2008 RESULTS

NEW YORK, N.Y., March 4, 2009 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the fourth quarter and full year 2008, which ended January 3, 2009.

Fourth Quarter 2008 Results

For the fourth quarter of 2008, net revenues increased $2.2 million to $346.2 million, up from $344.0 million in the fourth quarter of 2007. Excluding a net benefit of $7.8 million to revenue, net revenues were down $5.6 million versus the prior year period. This $7.8 million net benefit to revenue consists of a $9.2 million benefit associated with a reduction of the Company’s U.K. VAT liability for periods prior to October 1, 2005 offset by a $1.4 million charge for the fourth quarter due to the previously reported adverse U.K. VAT ruling.

Net income for the fourth quarter of 2008 was $47.6 million, including the net benefit to revenue associated with the U.K. VAT ruling and the Company’s after-tax expense of $0.9 million associated with the startup of the China joint venture, versus $39.8 million in the prior year period. Excluding these adjustments, net income for the fourth quarter of 2008 was $43.5 million, an increase of $3.7 million, or 9.3%, versus the prior year period.

Earnings per fully diluted share were $0.62 for the fourth quarter of 2008, versus $0.50 for the prior year period. Excluding the net benefit to revenue associated with the U.K. VAT ruling of $0.07 and after-tax expense associated with the startup of the China joint venture of $0.01, earnings per fully diluted share were $0.56, an increase of 12% versus the prior year period. The following table sets forth earnings per fully diluted share for the fourth quarter of 2008 as reported and as adjusted for the current and prior years net impact of the U.K. VAT ruling and after-tax expense associated with the startup of the China joint venture, and earnings per fully diluted share in the fourth quarter of 2007 as reported:

Fourth Quarter Results

	2008	2007
Earnings Per Fully Diluted Share, As Reported	$0.62	$0.50
Net Impact of VAT Ruling, Prior Years	$(0.08)	—

	$0.54	$0.50
Net Impact of VAT Ruling, Current Year	$0.01	—
China Joint Venture Startup Expense	$0.01	—

Earnings Per Fully Diluted Share, As Adjusted	$0.56	$0.50

Full Year 2008 Results

For the full year 2008, net revenues increased $68.6 million to $1,535.8 million, up from $1,467.2 million in 2007. Excluding net charges of $26.5 million associated with the U.K. VAT ruling, net revenues were up $95.1 million, or 6.5%, versus the prior year.

Net income for the full year 2008 was $204.3 million, including the net U.K. VAT charges and the Company’s after-tax expense of $2.2 million associated with the startup of the China joint venture, versus $201.2 million in the prior year. Excluding these charges, net income was $224.7 million, an increase of $23.5 million, or 12%, versus the prior year.

Earnings per fully diluted share were $2.60 for the full year 2008, including the net U.K. VAT charges and after-tax expense associated with the startup of the China joint venture of $0.26 per fully diluted share, versus $2.48 for the prior year. Excluding these charges in the full year 2008 and $0.02 per fully diluted share of non-recurring expense associated with the early extinguishment of debt in the prior year, earnings per fully diluted share were $2.86 for the full year 2008, an increase of 14%, versus $2.50 per fully diluted share for the prior year. The following table sets forth earnings per fully diluted share for the full year 2008 as reported and as adjusted for the current and prior years net impact of the U.K. VAT ruling and after-tax expense associated with the startup of the China joint venture, and earnings per fully diluted share for the full year 2007 as reported and as adjusted for non-recurring expense associated with the early extinguishment of debt:

Full Year Results

	2008	2007
Earnings Per Fully Diluted Share, As Reported	$2.60	$2.48
Early Extinguishment of Debt Expense	—	$0.02
Net Impact of VAT Ruling, Prior Years	$0.17	—

	$2.77	$2.50
Net Impact of VAT Ruling, Current Year	$0.06	—
China Joint Venture Startup Expense	$0.03	—

Earnings Per Fully Diluted Share, As Adjusted	$2.86	$2.50

Commenting on the Company’s full year 2008 results, David Kirchhoff, President and Chief Executive Officer of the Company, said, “Despite a difficult economic climate, an unfavorable U.K. VAT ruling and startup expense for the China joint venture, I am gratified that the Company delivered significant year-over-year earnings per share growth. Further, when adjusting for the U.K. VAT ruling and China joint venture expense, the Company delivered full year 2008 results consistent with the guidance range established in February 2008.”

Full Year 2009 Guidance

The Company provided full year 2009 earnings guidance of between $2.50 and $2.75 per fully diluted share. The Company will discuss its 2009 guidance and its business in greater detail including key initiatives that will help drive its business in 2009 and beyond at its investor presentation on Thursday, March 5, 2009, in New York City. The investor presentation is expected to begin at 9:00 a.m. ET and will be webcast over the Internet on the Company’s website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for 30 days.

Fourth Quarter and Full Year 2008 Conference Call

The Company has scheduled a conference call today at 5:00 p.m. ET. During the conference call, David Kirchhoff, President and Chief Executive Officer, and Ann Sardini, Chief Financial Officer, will discuss fourth quarter and full year 2008 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for 30 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated statement of operations presented in accordance with accounting principles generally accepted in the United States, or GAAP, the Company has disclosed non-GAAP measures of operating results that exclude certain items. Net revenues, net income and earnings per fully diluted share are discussed in this release both as reported (on a GAAP basis) and excluding the impact of the Company’s previously reported adverse U.K. VAT ruling, expense associated with the startup of the China joint venture, and non-recurring expense in 2007 associated with the early extinguishment of debt. Management believes these non-GAAP financial measures provide useful supplemental information to investors regarding the performance of the Company’s business and are useful for period-over-period comparisons of the performance of the Company’s business. While the Company believes that these financial measures are useful in evaluating the Company’s business, this information should be considered as supplemental in nature and is not meant to be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, these non-GAAP financial measures may not be the same as similarly entitled measures reported by other companies. See “Consolidated Statements of Operations” for the three months and full year ended January 3, 2009 and December 29, 2007 included with this release for a reconciliation of the non-GAAP financial measures excluding the impact of the Company’s U.K. VAT ruling to the most directly comparable GAAP measures.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds over 50,000 weekly meetings where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based weight management provider in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. Readers are cautioned not to put undue reliance on such forward-looking statements because actual results may vary materially from those expressed or implied. The reports filed by the Company pursuant to United States securities laws contain discussions of these risks and uncertainties. The Company assumes no obligation to, and expressly disclaims any obligation to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are advised to review the Company’s filings with the United States Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	January 3, 2009	December 29, 2007
ASSETS
Current assets	$225.0	$186.3
Property and equipment, net	37.5	36.2
Goodwill, franchise rights and other intangible assets, net	828.4	804.5
Deferred income taxes	8.1	9.9
Other	7.7	9.3

TOTAL ASSETS	$1,106.7	$1,046.2

LIABILITIES AND SHAREHOLDERS’ DEFICIT
Current liabilities	$495.1	$358.4
Long-term debt	1,485.0	1,602.5
Other	14.1	11.6

TOTAL LIABILITIES	1,994.2	1,972.5

Shareholders’ deficit	(887.5)	(926.3)

TOTAL LIABILITIES AND SHAREHOLDERS’ DEFICIT	$1,106.7	$1,046.2

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended January 3, 2009
	Reported Results	Net Impact of VAT Ruling Current Year	Net Impact of VAT Ruling Prior Periods	Adjusted Results	Three Months Ended December 29, 2007
Revenues, net	$346.2	$(1.4)	$9.2	$338.4	$344.0
Cost of revenues	161.6			161.6	163.7

Gross profit	184.6	(1.4)	9.2	176.8	180.3
Marketing expenses	40.9			40.9	41.7
Selling, general and administrative expenses	43.8			43.8	48.5

Operating income	99.9	(1.4)	9.2	92.1	90.1
Interest expense	24.4			24.4	26.7
Other income, net	(0.7)			(0.7)	(0.7)
Early extinguishment of debt	—			—	—

Income before income taxes and minority interest	76.2	(1.4)	9.2	68.4	64.1
Provision for income taxes	29.4	(0.2)	3.0	26.6	24.3

Income before minority interest	46.8	(1.2)	6.2	41.8	39.8
Minority interest	0.8			0.8	—

Net income	$47.6	$(1.2)	$6.2	$42.6	$39.8

Earnings Per Share:
Basic	$0.62	$(0.01)	$0.08	$0.55	$0.50

Diluted	$0.62	$(0.01)	$0.08	$0.55	$0.50

Weighted average common shares outstanding:
Basic	76.9	76.9	76.9	76.9	79.4

Diluted	77.1	77.1	77.1	77.1	79.7

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Twelve Months Ended January 3, 2009				Twelve Months Ended December 29, 2007
	Reported Results	Net Impact of VAT Ruling Current Year	Net Impact of VAT Ruling Prior Periods	Adjusted Results
Revenues, net	$1,535.8	$(7.8)	$(18.7)	$1,562.3	$1,467.2
Cost of revenues	700.8			700.8	653.3

Gross profit	835.0	(7.8)	(18.7)	861.5	813.9
Marketing expenses	227.4			227.4	205.3
Selling, general and administrative expenses	182.6			182.6	173.0

Operating income	425.0	(7.8)	(18.7)	451.5	435.6
Interest expense	92.7			92.7	109.3
Other income, net	(2.0)			(2.0)	(3.2)
Early extinguishment of debt	—			—	3.0

Income before income taxes and minority interest	334.3	(7.8)	(18.7)	360.8	326.5
Provision for income taxes	132.0	(2.3)	(6.0)	140.3	125.3

Income before minority interest	202.3	(5.5)	(12.7)	220.5	201.2
Minority interest	2.0			2.0	—

Net income	$204.3	$(5.5)	$(12.7)	$222.5	$201.2

Earnings Per Share:
Basic	$2.61	$(0.06)	$(0.17)	$2.84	$2.50

Diluted	$2.60	$(0.06)	$(0.17)	$2.83	$2.48

Weighted average common shares outstanding:
Basic	78.2	78.2	78.2	78.2	80.6

Diluted	78.5	78.5	78.5	78.5	81.1

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	January 3, 2009 Reported	January 3, 2009 Excluding Net Impact of VAT Ruling (2)	December 29, 2007
Total Revenues (in $ millions)
Meeting Fees	214.5	206.7	208.7
Product Sales	63.1	63.1	70.7
Internet Revenues	43.2	43.2	39.0
Franchise Commissions	3.1	3.1	3.6
All Other	22.2	22.2	22.1

Total Revenues	346.2	338.4	344.0

North America (in $ millions)
Meeting Fees	144.1	144.1	142.6
Product Sales	35.8	35.8	37.8

Total	179.9	179.9	180.3

International (in $ millions)
Meeting Fees	70.4	62.6	66.1
Product Sales	27.3	27.3	33.0

Total	97.7	89.9	99.1

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	14.2	14.2	13.8
UK Meeting Paid Weeks	3.6	3.6	3.0
CE Meeting Paid Weeks	3.0	3.0	2.4
Other Meeting Paid Weeks	0.6	0.6	0.6

Sub-total Meeting Paid Weeks	21.4	21.4	19.8
Online Paid Weeks	9.4	9.4	7.9

Total Paid Weeks	30.8	30.8	27.7

Attendance (in millions)
North America	7.8	7.8	8.0
UK	2.4	2.4	2.4
CE	2.1	2.1	2.1
Other	0.5	0.5	0.5

Total Attendance	12.8	12.8	13.0

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	679.0	679.0	584.0

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.
(2)	In adjusting the 2008 reported results to exclude the net impact of the previously reported U.K. VAT ruling, the reported results for “Total Revenues — Meeting Fees”, “Total Revenues — Total Revenues”, “International — Meeting Fees” and “International — Total” were adjusted by the aggregate amount of $7.8 million.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Twelve Months Ended
	January 3, 2009 Reported	January 3, 2009 Excluding Net Impact of VAT Ruling (2)	December 29, 2007
Total Revenues (in $ millions)
Meeting Fees	908.0	934.5	880.7
Product Sales	339.8	339.8	337.7
Internet Revenues	185.8	185.8	151.6
Franchise Commissions	16.2	16.2	17.0
All Other	86.0	86.0	80.1

Total Revenues	1,535.8	1,562.3	1,467.2

North America (in $ millions)
Meeting Fees	625.3	625.3	603.7
Product Sales	177.1	177.1	182.9

Total	802.4	802.4	786.6

International (in $ millions)
Meeting Fees	282.8	309.3	277.0
Product Sales	162.7	162.7	154.8

Total	445.4	471.9	431.8

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	61.0	61.0	58.4
UK Meeting Paid Weeks	15.0	15.0	12.8
CE Meeting Paid Weeks	12.5	12.5	10.7
Other Meeting Paid Weeks	2.8	2.8	2.7

Sub-total Meeting Paid Weeks	91.2	91.2	84.6
Online Paid Weeks	38.9	38.9	31.0

Total Paid Weeks	130.2	130.2	115.6

Attendance (in millions)
North America	36.5	36.5	38.1
UK	11.6	11.6	11.9
CE	9.8	9.8	10.2
Other	2.2	2.2	2.5

Total Attendance	60.0	60.0	62.7

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	679.0	679.0	584.0

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.
(2)	In adjusting the 2008 reported results to exclude the net impact of the previously reported U.K. VAT ruling, the reported results for “Total Revenues — Meeting Fees”, “Total Revenues — Total Revenues”, “International — Meeting Fees” and “International — Total” were adjusted by the aggregate amount of $26.5 million.